Delaware Investments® Family of Funds

Supplement to the current Statements of Additional Information

The following is added to the section entitled "Purchasing Shares - General Information."

Accounts of certain omnibus accounts and managed or asset-allocation programs may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

Please keep this Supplement for future reference.

This Supplement is dated April 11, 2007.